STEIN ROE MORTGAGE SECURITIES FUND, VARIABLE SERIES
          SUPPLEMENT TO PROSPECTUSES DATED MAY 1, 2000 AND JUNE 1, 2000
                   (REPLACING SUPPLEMENTS DATED JUNE 1, 2000)

1. Effective June 1, 2000, the Fund began offering a new class of shares. The new class of shares was designated Class B shares. The existing class of shares for the Fund was designated Class A shares. The classes differ only in that each share class has its own expense structure.

2. Effective June 1, 2000, the Fund's Board of Trustees approved changes to the Fund's investment strategy and the individuals managing the Fund's investment portfolio. The sections "The Funds - Stein Roe Mortgage Securities Fund, Variable Series - Primary Investment Strategies" and "Trust Management and Organization - Portfolio Managers" are changed in their entirety as follows:

         PRIMARY INVESTMENT STRATEGY

         Under normal market conditions, the Fund invests at least 65% of its total assets in the following types of securities:

o Mortgage securities and mortgage-related (home equity, home improvement and manufactured housing) asset-backed securities;
o U.S. government securities, including U.S. treasuries and securities of various U.S. government agencies;
o        Agency pass-throughs;
o        Agency and whole-loan collateralized mortgage obligations (CMOs); and
o        Commercial mortgage-backed securities.

         The Fund has wide flexibility to vary its allocation among different types of mortgage securities, U.S. government securities and the securities of non-governmental issuers based on the portfolio managers' judgment of which types of securities will outperform the others. In selecting investments for the Fund, Stein Roe considers a security's expected income together with its potential to rise or fall in price.

         To select investments for the Fund, the portfolio managers looks for securities within these sectors that balance the potential for the highest yield and relative value with the prospects for incremental capital appreciation. The portfolio managers usually focus on securities rated AA or higher. However, the Fund may invest in securities rated investment grade (BBB) or higher. The Fund also may invest in unrated securities if Stein Roe believes the security is comparable in quality to a security that is rated at least investment grade.

         TYPES OF MORTGAGE SECURITIES
         Mortgage securities represent ownership interests in large, diversified pools of individual home mortgage loans. Sponsors pool together mortgages of similar rates and terms and offer them as a security to investors. The monthly payments of principal and interest made by homeowners are in turn passed through to the mortgage investor.

         The Fund invests in three major sectors of the mortgage securities universe. Most mortgage securities are pooled together and structured as pass-throughs. Monthly payments of principal and interest from the underlying mortgage loans backing the pool are collected by a service and "passed-through" regularly to the investor. Pass-throughs can have a fixed or an adjustable rate. The majority of pass-through securities are issued by three agencies: Ginnie Mae, Fannie Mae and Freddie Mac.

         Collateralized mortgage obligations (CMOs) are backed by either agency or whole loan pass-throughs, which carry either fixed or adjustable rate interest rates. Tailored to meet investor demand, CMOs redirect principal and interest flows, thereby shifting prepayment risk to investors that are most suited to bear such risk. Typically, principal prepayments are paid sequentially to separate "tranches," which create mortgage securities of short-, medium- and long-term maturities. The Fund may buy CMOs of any maturity tranch, depending upon the portfolio managers' judgment regarding which tranch at the time offers the best relative value.

         Asset-backed securities are securities backed by various types of loans such as credit card, auto and home-equity loans. The Fund generally invests in "mortgage-related" asset-backed securities, which are backed by residential first and second lien home equity, home improvement and manufactured housing loans.

         Commercial mortgage-backed securities are secured by loans to office buildings, multi-family apartment buildings and shopping centers. These loans usually contain prepayment penalties which provide protection from refinancing in a declining interest rate environment.

         PORTFOLIO MANAGERS

         STEINROE  MORTGAGE  SECURITIES  FUND,   VARIABLE  SERIES.   Leslie  W.
         Finnemore, a senior vice president of Stein Roe, has co-managed the Fund since June, 2000. Ms. Finnemore has served as manager or co-manager of various other taxable income funds for Stein Roe and its affiliate, Colonial Management Associates, Inc. (Colonial), since 1987.

         Michael Bissonnette, a senior vice president of Stein Roe, has co-managed the Fund since June, 2000. Mr. Bisonnette also serves as a manager or co-manager of various other taxable income funds for Stein Roe and its affiliate, Colonial, since June, 1999. Mr. Bissonnette was a portfolio manager at APAM, Inc. from June, 1998 to June, 1999 and a portfolio manager at Caxton Corporation from July, 1996 to June, 1998. From June, 1993 to June, 1996, Mr. Bissonnette served as a portfolio manager of fixed-income funds and a vice president of Colonial.

         Ann T. Peterson, a vice president of Stein Roe, has co-managed the Fund since June, 2000. Since 1993, she has served as a manager or co-manager of various other taxable income funds for Colonial, an affiliate of Stein Roe.




ANN-36/171F-0201                                                March 5, 2001